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                                                                   Exhibit 10.1






                                   PLEDGE AGREEMENT

                                         from

                              METALLURG HOLDINGS, INC.,


                                      as Pledgor

                                          to

                       UNITED STATES TRUST COMPANY OF NEW YORK,


                                      as Trustee

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                                   PLEDGE AGREEMENT

          PLEDGE AGREEMENT, together with any amendments, replacements and supplements hereafter entered into (the "Pledge Agreement"), dated July 13, 1998, between Metallurg Holdings, Inc. (together with its successors and assigns, the "Pledgor") and United States Trust Company of New York, as trustee (the "Trustee") under the indenture (as the same may be amended from time to time in accordance with the terms thereof, the "Indenture") relating to the 12.75% Senior Discount Notes due 2008 (together with a series of substantially identical senior discount notes due 2008 to be issued in exchange for the originally issued series, the "Notes") of the Pledgor, made for the equal and ratable benefit of the holders of the Notes (the "Holders"). As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture.

                                 W I T N E S S E T H:

          WHEREAS, the Pledgor will issue the Notes in an aggregate principal amount at maturity of $121,000,000 pursuant to the Indenture; and

          WHEREAS, in order to secure on an equal and ratable basis the payment and performance in full of the obligations to the Holders and the Trustee under the terms of the Indenture (the "Indenture Obligations"), the parties hereto desire to set forth their mutual understanding and certain agreements regarding the terms and conditions of the pledge of the Pledged Collateral (as defined below) made by the Pledgor to the Trustee for the benefit of the Holders.

          NOW, THEREFORE, in consideration of the premises and other benefits to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. PLEDGE. As collateral security for the due and prompt payment in full and complete performance of the Indenture Obligations and all indebtedness and other liabilities and obligations, whether now existing or hereafter arising, under, or arising out of, the Indenture, the Pledgor hereby pledges, assigns, transfers, sets over and delivers unto the Trustee and hereby grants unto the Trustee for the benefit of the Holders and unto their respective successors and assigns, a first priority security interest in all of the right, title and interest of the Pledgor in, to and under any and all of


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the following described property, rights and interests (collectively, the
"Pledged Collateral"):

                    (a) all of the Equity Interests of Metallurg, Inc. (the "Pledged Subsidiary") identified on Schedule A attached hereto (for purposes of this Agreement, "Equity Interests" shall mean any and all issued and outstanding shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) any entity, or any securities convertible into or exercisable or exchangeable for any such interests);

                    (b) all other Equity Interests, now or hereafter owned or acquired by the Pledgor and wherever located, of the Pledged Subsidiary directly owned by the Pledgor and the certificates representing such securities, and any present or future options, warrants or other rights to subscribe for or purchase any of the foregoing described in subsections 1(a) or 1(b) hereof or any notes, bonds, debentures or other evidences of indebtedness that (i) are at any time convertible, exchangeable or exercisable into Equity Interests of the Pledged Subsidiary or (ii) have or at any time could by their terms have voting rights with respect to any matter affecting the Pledged Subsidiary and all securities, certificates and instruments representing or evidencing ownership of any of the foregoing (the property described in subsections 1(a) and 1(b) hereof, being referred to herein collectively as the "Pledged Securities"); and

                    (c) to the extent not included in the foregoing, all of Pledgor's rights, claims or other general intangibles constituting, or arising out of or relating to, its rights as a general partner, limited partner or managing general partner of the Pledged Subsidiary, including without limitation its share in the profits and losses of the Pledged Subsidiary and its right as such partner to receive distributions of the Pledged Subsidiary's assets or income, in each case whether arising under a partnership agreement or applicable law, created by operation of law, or otherwise;

                    (d) all obligations for money borrowed ("Indebtedness") from time to time owed to the Pledgor by the Pledged Subsidiary and the instruments evidencing such Indebtedness, including, without limitation, all Indebtedness listed on Schedule B hereto, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness; and

                    (e) all dividends, distributions, cash, instruments and other property or securities (including without limitation any security as such term is defined


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in Article 8 of the Uniform Commercial Code as in effect in the applicable jurisdiction at such time (the "UCC")), now or hereafter at any time or from time to time received or receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Collateral and all proceeds of the Pledged Collateral.

TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Trustee for the benefit of the Holders and unto their respective successors and assigns.

          Section 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor hereby represents and warrants, covenants and agrees that:

                    (a) The Pledgor is, and as to Pledged Collateral acquired by it from time to time after the date hereof, will be, the sole legal and beneficial owner of the Pledged Collateral, and holds, or will hold, the Pledged Collateral free and clear of all Liens (except for the security interest granted hereunder to the Trustees for the benefit of Holders), and has not made and will not make any other pledge, assignment, mortgage, hypothecation or transfer of the Pledged Collateral. The Pledged Securities are not subject to any put, call, option or other right in favor of any other person whatsoever.

                    (b) The Pledged Securities which are shares of stock have been duly authorized and validly issued and are fully paid and non-assessable.

                    (c) Except as set forth below, upon delivery of the certificates evidencing the Pledged Securities to the Collateral Agent and so long as the Collateral Agent maintains possession of such certificates pursuant to this Pledge Agreement, the Trustee will have a valid and perfected first priority security interest in the Pledged Securities. In the case of a Pledged Security which represents an interest in a partnership, upon filing of a UCC-1 financing statement in the appropriate jurisdiction in connection with such interest, and upon delivery of the certificate evidencing such interest and so long as the Collateral Agent maintains possession of such certificate, the Collateral Agent will have a valid and perfected first priority security interest in such Pledged Security, which together with the security interest in the other Pledged Securities will secure the payment and performance in full of the Indenture Obligations.

                    (d) The Pledgor has the valid right and legal authority to pledge the Pledged Collateral in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons whomsoever and shall maintain and


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preserve the security interest granted hereunder with respect to the Pledged
Collateral as long as this Pledge Agreement shall remain in full force and effect.

                    (e) Neither the execution and delivery of this Pledge Agreement by the Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violate the Pledgor's or the Pledged Subsidiary's, charter or bylaws, (ii) violate the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which the Pledgor or the Pledged Subsidiary, is a party, or by which any of them may be bound or to which any of their properties or assets may be subject, which violation or conflict would have a material adverse effect on the financial condition, business, assets or liabilities of the Pledgor and the Pledged Subsidiary taken as a whole, or on the value of the Pledged Collateral or a material adverse effect on the security interests hereunder, or (iii) conflict with any law, order, rule or regulation applicable to the Pledgor or the Pledged Subsidiary, of any court or any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Pledgor or the Pledged Subsidiary, or its or their Properties, or (iv) result in or require the creation or imposition of any Lien (other than the Lien contemplated hereby), upon or with respect to any of the property now owned or hereafter acquired by the Pledgor or the Pledged Subsidiary, which violation or conflict would have a material adverse effect on the financial condition, business, assets or liabilities of the Pledgor and the Pledged Subsidiary taken as a whole, or on the value of the Pledged Collateral or a material adverse effect on the security interests hereunder.

                    (f) The Pledged Securities, as described in Schedule A attached hereto, include all of the issued and outstanding Equity Interests of the Pledged Subsidiary as of the date hereof, and all outstanding options, warrants, calls, commitments of any character whatsoever or other rights to subscribe for or purchase any property described in subsection 2(a) or any notes, bonds, debentures or other evidences of indebtedness that (i) are at any time convertible into Equity Interests of the Pledged Subsidiary or (ii) have or at any time could by their terms have voting rights with respect to any matters affecting the Pledged Subsidiary. There is no Indebtedness owed to the Pledgor by the Pledged Subsidiary as of the date hereof, and Schedule B is accordingly blank.

                    (g) No consent or approval which has not been obtained prior to the date hereof of any other person or entity and no authorization, approval or other action by, and no notice to or filing with any governmental body, regulatory authority or securities exchange, was or is necessary as a condition to the validity of the pledge


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hereunder of the Pledged Collateral, and such pledge is effective to vest in the
Trustee the rights of the Trustee in the Pledged Collateral as set forth herein.

                    (h) The Pledgor shall deliver to the Trustee concurrently with the execution of this Pledge Agreement: (i) all certificates and instruments representing the Pledged Securities described in Schedule A, and
(ii) each other item of Pledged Collateral (including all certificates, instruments, notes and writings representing or evidencing any such Pledged Collateral) immediately upon the Pledgor's acquisition thereof. Any and all Pledged Securities delivered to the Trustee shall be accompanied by undated duly executed stock powers in blank and by such other instruments of transfer or documents as the Trustee may reasonably request. The Trustee shall have the right (in its discretion) to hold the certificates representing the Pledged Securities in its own name or in the name of its nominee, all in form and substance sufficient to make effective the pledge hereunder and otherwise satisfactory to the Trustee.

                    (i) Upon reasonable request to the Pledgor, the Trustee shall have full and free access during normal business hours to all of the books, correspondence and records of the Pledgor relating to the Pledged Collateral, and the Trustee and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Pledgor agrees to render to the Trustee, at the Pledgor's cost and expense, such clerical and other assistance as may be reasonably requested by the Trustee with regard thereto.

                    (j) The Pledgor will comply in all material respects with all requirements of law applicable to the Pledged Collateral or any part thereof and use its best efforts to obtain all approvals as may be required to effect any of the granting clauses of this Pledge Agreement.

                    (k) The Pledgor shall not permit the Pledged Subsidiary to issue to the Pledgor or any of its Affiliates (other than a Restricted Subsidiary) any securities of the type required to be pledged hereunder unless such securities are promptly pledged and delivered hereunder to the Trustee in accordance with Section 1. In addition, the Pledgor shall not permit the Pledged Subsidiary to issue any securities of the type required to be pledged hereunder unless such issuance is made in compliance with the terms of the Indenture.

                    (l) If, while this Pledge Agreement is in effect, any stock dividend, stock split, reclassification, readjustment, reorganization, merger, consolidation, exchange offer, tender offer or other change in the capital structure, including the



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creation of any subscription or other rights or other Pledged Securities, is declared or made, or proposed to be declared or made, by the Pledged Subsidiary, all substituted and additional securities or interest issued with respect to the Pledged Collateral and evidenced by certificates shall be endorsed in blank by the Pledgor promptly upon receipt thereof or otherwise appropriately transferred to the Trustee in negotiable form, and all certificates or instruments evidencing such securities shall be delivered to the Trustee to be held under the terms of this Pledge Agreement in the same manner as, and as a part of, the Pledged Collateral. All Pledged Securities shall be evidenced by one or more certificates. Any securities that may be issued upon exercise of any subscription or other rights relating to the Pledged Securities shall be endorsed in blank and delivered to the Trustee with any necessary powers.

                    (m) The Pledgor shall pay and discharge all taxes, assessments and governmental charges or levies against any Pledged Collateral prior to delinquency thereof and shall keep all Pledged Collateral free of all unpaid charges whatsoever, unless contested in good faith and appropriate reserves have been set aside in accordance with GAAP.

                    (n) The Pledgor has, independently and without reliance on the Trustee and/or any Holder and based on such documents and information as it deemed appropriate, made its own credit analysis and decision to enter into this Pledge Agreement.

                    (o) In the event that the Trustee desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Pledge Agreement and determines it necessary to obtain any approvals therefor, then, upon the request of the Trustee, the Pledgor agrees to use its best efforts to assist and aid the Trustee to obtain as soon as possible any necessary approvals for the exercise of any such remedies, rights and powers.

                    (p) The Pledgor has delivered to the Trustee a duly executed acknowledgment from the Pledged Subsidiary acknowledging the registration on its books and records of the pledge of the Pledged Securities pursuant to this Agreement.

                    (q) There are no voting trusts or other agreements or understandings to which Pledgor is a party or by which it may be bound with respect to voting, managerial consent, election or other rights of Pledgor relating to the Pledged Securities.


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                    (r)  The principal place of business and chief executive
office of Pledgor and the office where Pledgor keeps its records concerning the Pledged Collateral shall be [c/o Safeguard International Fund, L.P., 800 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087].

          Section 3. ADMINISTRATION OF THE PLEDGED COLLATERAL. The Trustee shall administer the Pledged Collateral in accordance with the provisions hereof and of the Indenture.

          Section 4. RELEASE AND SUBSTITUTION OF PLEDGED COLLATERAL. The Pledged Collateral shall not be released from the security interest created hereunder and no property shall be substituted for any of the Pledged Collateral, except in accordance with the provisions of Sections 5 and 18 hereof; PROVIDED that Pledged Collateral may be released from the security interest created hereunder in connection with any disposition thereof by the Pledgor made in accordance with the Indenture, so long as no "Default" or "Event of Default" (as defined in the Indenture) is in existence at the time of or immediately after giving effect thereto.

          Section 5.     VOTING RIGHTS, DIVIDENDS, ETC.

                    (a) So long as no Event of Default shall have occurred and be continuing and notwithstanding any other section hereof:

                    (i) the Pledgor shall be entitled to exercise any and all voting or consensual rights and powers, including subscription rights, accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or any agreement giving rise to any of the Indenture Obligations;

                    (ii) the Pledgor shall be entitled to receive, retain and use any and all dividends, distributions or other payments which are permitted by the Indenture and paid on the Pledged Collateral in cash or property (other than securities which are subject to this Agreement);

                    (iii) the Trustee shall execute and deliver to the Pledgor or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may reasonably request in writing for the purpose of enabling it to exercise the voting or consensual rights and powers which the Pledgor is


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     entitled to exercise pursuant to the foregoing subparagraph (i) or to receive the dividends, distributions or other payments which the Pledgor is authorized to retain pursuant to the foregoing subparagraph (ii).

                    (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting or consensual rights and powers which the Pledgor would otherwise be entitled to exercise pursuant to subparagraph (i) of Section 5(a) hereof and to receive the dividends, distributions and other payments which the Pledgor would otherwise be authorized to receive and retain pursuant to subsection (ii) of Section 5(a) shall automatically cease, and all such rights shall thereupon become vested in the Trustee, which shall then have the sole and exclusive right and authority to exercise all such voting and consensual rights and powers and to receive and retain as Pledged Collateral all such dividends, distributions and other payments. Any and all money and other property paid over to or received by the Trustee pursuant to the provisions of this Section 5(b) shall be retained by the Trustee as Pledged Collateral hereunder and shall be administered and applied in accordance with the provisions of this Pledge Agreement and the Indenture. All dividends and interest payments which are received by the Pledgor contrary to the provisions of this subsection (b) shall be received in trust for the benefit of the Trustee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Trustee as Pledged Collateral in the same form as so received (with any necessary endorsement).

          Section 6.     DEFAULT; REMEDIES.

                    (a) EXERCISE OF REMEDIES UNDER THE PLEDGE AGREEMENT. If an Event of Default shall have occurred and be continuing, the Trustee shall commence the taking of such actions (or refrain from taking actions) toward collection or enforcement of this Pledge Agreement and the Pledged Collateral (or any portion thereof), including without limitation action toward foreclosure upon any Pledged Collateral, as it deems appropriate in its sole discretion.

                    (b) REMEDIES GENERALLY. If an Event of Default shall have occurred and be continuing, the Trustee itself or by its agents or attorneys may
(i) exercise any or all of its rights and remedies hereunder, under the Indenture or any other instrument or agreement securing, evidencing or relating to the Indenture Obligations or under applicable laws (including all of the rights and remedies of a secured creditor under the Uniform Commercial Code then in effect in the State of New York; the "NUCC"), (ii) retain the Pledged Collateral or (iii) sell, assign, transfer, or dispose of, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral


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at public or private sale or sales, at any exchanges, brokers board or at any of the Trustee's offices or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such other terms that the Trustee may deem commercially reasonable (in its liability for loss or damage). Upon consummation of any such sale, the Trustee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the full extent permitted by law) all rights of redemption, stay or appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Trustee shall give the Pledgor at least 10 Business Days' written notice (which the Pledgor agrees shall be deemed to be reasonable notification within the meaning of Section 9-504(3) of the NUCC) of the Trustee's intention to make any such public or private sale. Any such sale shall be held at such time or times and at such place or places as the Trustee may deem commercially reasonable. At any such sale, the Pledged Collateral, or portion thereof to be sold, may be sold as an entirety or in separate portions, as the Trustee may deem commercially reasonable. The Trustee shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Trustee may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Pledged Collateral is made on credit for future delivery, the Pledged Collateral so sold may be retained by the Trustee until the sale price is paid by the purchaser or purchasers thereof, but the Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, the Trustee may proceed by suit or suits at law or in equity to exercise its remedies regarding the Pledged Collateral and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction. If under mandatory requirements of applicable law, the Trustee shall be required to make disposition of the Pledged Collateral within a period of time that does not permit the giving of notice to the Pledgor as herein before provided, the Trustee need give the Pledgor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of law.

                    (c) PREVENTING IMPAIRMENT OF THE PLEDGED COLLATERAL. Regardless of whether or not there shall have occurred any Event of Default, the Trustee may


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institute and maintain or cause in its name or in the name of the Pledgor or either of them, to be instituted and maintained, such suits and proceedings as the Trustee may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or perfection of the Pledged Collateral in contravention of the terms of the Indenture. The Pledgor agrees not to knowingly take or permit to be taken any action which would impair the Pledged Collateral or the Trustee's rights in the Pledged Collateral.

          Section 7. TRUSTEE APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby constitutes and appoints the Trustee its attorney-in-fact, during the occurrence and continuance of an Event of Default, for the purpose of carrying out the provisions, but subject to the terms and conditions, of this Pledge Agreement and taking any action and executing any instrument, including, without limitation, any financing statement or continuation statement, and taking any other action to maintain the validity, perfection, priority and enforcement of the security interest intended to be created hereunder, that the Trustee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; PROVIDED, HOWEVER, that nothing herein contained shall be construed as requiring or obligating the Trustee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby, and no action taken or omitted or any part thereof shall give rise to any defense, counterclaim or right of action against the Trustee, unless the Trustee's actions are taken or omitted to be taken with gross negligence or bad faith or constitute willful misconduct.

          Section 8. PURCHASE OF PLEDGED COLLATERAL BY THE TRUSTEE OR HOLDERS. At any sale of the Pledged Collateral, whether pursuant to power of sale or otherwise hereunder, the Trustee or any Holder may, to the extent permitted by applicable law, bid for and purchase, free from any right of redemption (all such rights being hereby waived and released by the Pledgor to the extent permitted by law), the Pledged Collateral or any part thereof or an interest therein and upon compliance with the terms of such sale may hold, retain, exploit, resell or otherwise dispose of such property without further accountability to the Pledgor for the proceeds of such sale. The Pledgor will execute and deliver or cause to be executed and delivered, such instruments, endorsements, assignments, waivers, certificates and other documents and take such further action as the Trustee shall request in connection with any such sale.

          Section 9.     PAYMENTS AND PROCEEDS.


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               All distributions to the Trustee with respect to the Pledged
Collateral after the occurrence of an Event of Default shall first be applied to the reasonable costs and expenses, including attorneys' fees, incurred by the Trustee in taking such foreclosure action and thereafter shall be applied by the Trustee as provided in the Indenture. After payment in full of all Indenture Obligations, the remaining proceeds from any foreclosure hereunder shall be paid to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

          Section 10. WAIVER OF CLAIMS. Except as otherwise provided in this Pledge Agreement, THE PLEDGOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OF JUDICIAL HEARING IN CONNECTION WITH THE TRUSTEE'S TAKING POSSESSION OR THE TRUSTEE'S DISPOSITION OF ANY OF THE PLEDGED COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICES AND HEARINGS FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and, to the full extent permitted by applicable law, the Pledgor hereby further waives:

                    (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Trustee's gross negligence, bad faith or willful misconduct;


                    (b) all other requirements as to the time, place and terms of sale or other requirements, with respect to the enforcement of the Trustee's rights and powers hereunder; and

                    (c) except as provided in Section 6(c) hereof, all rights of redemption, appraisement, valuation, stay, marshalling of assets, extension or moratorium, existing at law or in equity, by statute or otherwise, now or hereafter in force, in order to prevent or delay the enforcement of this Pledge Agreement or the sale or other disposition of the Pledged Collateral or any portion thereof, and the Pledgor, for itself and all who may claim under it, insofar as it now or hereafter lawfully may, hereby waives all such rights.

          Any sale of, or the exercise of any options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest,


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claim and demand, at law or in equity, of the Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against the Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, through and under the Pledgor.

          Section 11. REMEDIES CUMULATIVE; NO WAIVER. Each right, power and remedy of the Trustee provided for herein or in another agreement pursuant to which a Lien is created in favor of the Trustee for the benefit of any Holder, or now or hereafter existing at law or in equity, by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy of the Trustee or any Holder provided for herein or in another agreement pursuant to which a Lien is created in favor of the Trustee for the benefit of any Holder or now or hereafter existing at law or in equity, by statute or otherwise. No failure on the part of the Trustee or any Holder to exercise, and no delay in exercising, any right, power or remedy hereunder, or in another agreement pursuant to which a Lien is created in favor of the Trustee for the benefit or any Holder or now or hereafter existing at law or in equity, by statute or otherwise, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.
No notice to or demand on the Pledgor hereunder shall, of itself, entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstances.

          Section 12. ADDITIONAL COLLATERAL. Without notice or consent of any Pledgor and without impairment of the security interests and rights created by this Pledge Agreement, the Trustee may accept from any person or persons additional collateral or other security for the Indenture Obligations. Neither the creation of the security interests created hereunder nor the acceptance of any such additional collateral or security shall prevent the Trustee from resorting to such additional collateral or security or to the Pledged Collateral, in any order without affecting the Trustee's rights hereunder.

          Section 13. FURTHER ASSURANCES. The Pledgor agrees (i) that it shall, at its own expense, promptly file or record such notices, financing statements, continuation statements or other documents and take all further action as may be necessary to perfect, maintain and protect the validity, perfection and priority of the security interests of the Trustee hereunder or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to the Pledged Collateral, and as the Trustee may reasonably request, such instruments to be in form and substance satisfactory to the Trustee, and (ii) that it shall, at its own expense, do such further acts and things and execute and deliver to the Trustee such additional conveyances, assignments, agreements and instruments as the Trustee may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto the Trustee its rights, powers and remedies hereunder.

          The Pledgor agrees that it will notify the Trustee in writing not less than 30 days prior to any change in location and the creation of a new location of (a) the principal place of business or chief executive office and (b) the offices where the Pledgor's books and records and related information concerning the Pledged Collateral are kept; PROVIDED, HOWEVER, that no such change may be effected before all filings required to be made and all other necessary action to preserve the perfection of the first priority security interest of the Trustee in the Collateral shall have been made or taken.

          The Pledgor will not change its name, identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading unless Pledgor shall have given the Trustee at least 30 days' prior written notice thereof and shall have properly amended all financing statements and properly filed all additional financing statements necessary to maintain the perfection of the security interest granted hereunder at all times and shall have provided the Trustee with an Officers' Certificate certifying that the above steps have been taken.

          Section 14. INDEMNIFICATION. The Trustee shall have such indemnity as is provided under Section 7.07 of the Indenture.

          Section 15.    REGISTRATION RIGHTS, ETC.

                    (a) If the Trustee determines that the registration of any of the securities included in the Pledged Collateral under, or other compliance with, the Securities Act or any similar federal or state law is desirable, upon or at any time after an Event of Default and acceleration of either issue of the Notes, the Pledgor will use its best efforts to cause such registration or compliance to be effectively made, at no expense to the Trustee or to the Holders, and to continue any such registration effective for such time as may be reasonably necessary in the opinion of the Trustee. The Pledgor will reimburse the Trustee upon demand for any expenses incurred by the Trustee (including reasonable attorneys' fees and expenses) incurred in connection therewith, which obligation to pay such expenses shall be secured hereunder.

                    (b) If the Pledgor is unable to effect a public sale of any or all of the Pledged Collateral or if the Trustee determines that it is desirable to sell the Pledged Collateral in one or more private sales, the Trustee may limit such sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to distribution or resale. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Trustee shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act or under applicable state securities laws even if such issuer would agree to do so.

                    (c) The Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of all or any part of the Pledged Collateral valid and binding and in compliance with any and all applicable law, rules, regulations, orders or decrees, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Pledge Agreement will cause irreparable injury to the Trustee, as secured party, for which the Trustee would have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 15 shall be specifically enforceable against the Pledgor and the Pledgor waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          Section 16. PLEDGOR'S INDENTURE OBLIGATIONS ABSOLUTE. The liability of the Pledgor under this Pledge Agreement shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by (a) any change in the time, place or manner of payment of all or any of the Indenture Obligations, or in any other term of the Indenture, the Notes, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Indenture, the Notes or any assignment or transfer thereof; (b) any lack of validity or enforceability, in whole or in part, of the Indenture or the Notes; (c) any furnishing of any additional security for the Indenture Obligations or any acceptance thereof or any release or non-perfection of any security interest in the Pledged Collateral; (d) any limitation on any party's liability or obligations under the Indenture or the Notes; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to a Pledgor, or any action taken with respect to this Pledge Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing; (f) any exchange, release or amendment or waiver of or consent to departure from any agreement pursuant to which a Lien is created in favor of the Trustee for the benefit of the Holder, pursuant to which a person other than the Pledgor has granted a security interest; or (g) any other circumstance that might otherwise constitute a defense available to, or a discharge of the Pledgor.

          Section 17. WAIVER. To the extent permitted by applicable law, the Pledgor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Indenture Obligations and this Pledge Agreement and any requirement that the Trustee protect, secure, perfect or insure any security interest or any property subject thereto or exhaust any right or take any action against the Pledgor or any other person or entity; PROVIDED, HOWEVER, that the Trustee shall in any event take such care in the handling of any Pledged Securities in its possession as it takes with respect to Property of a similar nature in its possession.

          Section 18. TERMINATION. Upon payment and performance in full and satisfaction of all of the obligations of the Pledgor or its successors or assigns under the Indenture and all other amounts payable under this Pledge Agreement, this Pledge Agreement shall terminate and the Trustee shall assign and redeliver to the Pledgor all of the Pledged Collateral hereunder that has not been sold, disposed of, retained or applied by the Trustee in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Trustee, and shall be at the expense of the Pledgor. At such time, this Pledge Agreement shall no longer constitute a Lien upon or grant any security interest in any of the Pledged Collateral, and the Trustee shall, at the Pledgor's expense deliver to the Pledgor written acknowledgment thereof and of cancellation of this Pledge Agreement in a form reasonably requested by the Pledgor; PROVIDED, HOWEVER, that this Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indenture Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Pledgor or the Pledged Subsidiary all as though such payment had not been made.

          Section 19. NOTICES. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by facsimile or registered or certified mail, postage prepaid, return receipt requested, addressed as provided in Section
11.02 of the Indenture.

          Any party hereto may by notice to the other party designate such additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if faxed; and five calendar days after mailing, if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee). The Pledgor may give notice to the Holders at the addresses set forth for them in the register kept by the Registrar under the Indenture or may request that the Trustee notify the Holders at such addresses at the expense of the Pledgor.

          Section 20. BINDING AGREEMENT; ASSIGNMENT. This Pledge Agreement shall be binding upon and inure to the benefit of the Trustee, the Pledgor and their respective successors and permitted assigns. Neither this Pledge Agreement nor any interest herein or in the Pledged Collateral, or any part thereof, may be assigned by the Pledgor without the prior written consent of the Trustee (which consent shall not be unreasonably withheld). This Pledge Agreement shall be deemed to be automatically assigned by the Trustee to any person who succeeds to such Trustee in accordance with Article 7 of the Indenture, and its assignee shall have all rights and powers of, and act as, such Trustee hereunder.

          Section 21. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

          Section 22. AMENDMENTS. This Pledge Agreement may not be amended or modified, except with the consent of the Pledgor and the Trustee in accordance with Article 9 of the Indenture as it exists on the date hereof.

          Section 23. SEVERABILITY. In the event that any provision contained in this Pledge Agreement shall for any reason beheld to be illegal or invalid under the laws of any jurisdiction, such illegality or invalidity shall in no way impair the effectiveness of any other provision hereof, or of such provision under the laws of any other jurisdiction; PROVIDED, that in the construction and enforcement of such provision under the laws of the jurisdiction in which such holding of illegality or invalidity exists, and to the extent only of such illegality or invalidity, this Pledge Agreement shall be construed and enforced as though such illegal or invalid provision had not been contained herein.

          Section 24. HEADINGS. Section headings used herein are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

          Section 25. COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute but one and the same instrument. A complete set of counterparts shall be lodged with the Trustee.

          Section 26. EXPENSES. The Pledgor will upon demand pay to the Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Trustee may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or presentation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Trustee hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

          Section 27. NO RECOURSE AGAINST OTHERS. A direct or indirect partner, director, officer, employee or stockholder, as such, past, present or future of the Pledgor or any successor entity shall not have any personal liability in respect of the obligations of the Pledgor under this Agreement by reason of its status as such partner, stockholder, employee, officer or director, to the extent such liabilities may be waived under applicable law.

          IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and first written above.

                              METALLURG HOLDINGS, INC.



                              By:/s/ARTHUR R. SPECTOR
                                 -------------------------------
                              Name: Arthur R. Spector
                                   -----------------------------
                              Title: Vice President
                                    ----------------------------



                              UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


                              By:/s/GERARD F. GANEY
                                 -------------------------------
                              Name: Gerard F. Ganey
                                   -----------------------------
                              Title: Senior Vice President
                                    ----------------------------

                                      SCHEDULE A


                                  PLEDGED SECURITIES


                                                                 Percentage
                    Class of Stock/                    Number              of
Stock                  Equity           Certificate     of            Outstanding
Issuer                Interest             No.(s)      Shares             Equity

Metallurg, Inc.     Common Stock             2          100                100%


                                      SCHEDULE B


                                     PLEDGED DEBT


                                         None